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     Securities Exchange Act of 1934 -- Form 8-K

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                SECURITIES AND EXCHANGE COMMISSION
                     Washington, D.C. 20549

                            FORM 8-K

                         Current Report



PURSUANT TO SECTION 13 OR 15(d) OF THE SECURITIES EXCHANGE ACT OF
1934

       Date of Report (date of earliest event reported):
                       November 22, 1996
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               CBL & ASSOCIATES PROPERTIES, INC.
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     (Exact name of registrant as specified in its charter)


  Delaware               1-12494                 62-1545718
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 (State or other         (Commission             (IRS Employer
 jurisdiction of         File Number)            Identification
 incorporation)                                     Number)


 One Park Place, 6148 Lee Highway, Chattanooga, Tennessee 37421
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             (Address of principal executive offices)


      Registrant's telephone number, including area code:
                         (423) 855-0001
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               CBL & ASSOCIATES PROPERTIES, INC.



ITEM 2    ACQUISITION OR DISPOSITION OF ASSETS
          ACQUISITION OF ST. CLAIR SQUARE-FAIRVIEW HEIGHTS, ILLINOIS

On November 22, 1996, St. Clair Square Limited Partnership (the
"St. Clair Square Limited Partnership"), a majority-owned subsidiary of CBL & Associates Properties, Inc. (The "Registrant") acquired St. Clair Mall, a regional shopping mall located near St. Louis, Missouri, containing approximately 1,044,599 square feet of total gross leaseable area ("GLA) including 315,656 of mall store GLA from The Prudential Insurance Company of America ("Prudential") pursuant to a Purchase and Sales Agreement between Prudential and St. Clair Square Limited Partnership (the "Purchase Agreement").
The assets acquired included, among other things, real property, the buildings, improvements, and fixtures located theron, certain lease interests, personal property and rights related thereto.


The aggregate purchase price, including closing costs, was approximately $86.6 million and was determined in good faith arms length negotiations between Registrant and Prudential, an unrelated third party. In negotiating the purchase price the Registrant considered, among other facts, the mall's historical and projected cash flow, the nature and term of existing leases, the current operating costs, the physical condition of the property, and the terms and conditions of available financing. There were no independent appraisals obtained by the Registrant. The purchase price consisted of $86.6 million in cash. The cash consideration was paid from proceeds from the Registrant's lines of credit and proceeds from a promissory note in the amount of $66 million which St. Clair Limited Partnership placed with Wells Fargo Bank N.A.. The Registrant intends to continue operating the mall as currently operated and leasing space therein to national and local retailers.

The description contained herein of the transaction described above does not purport to be complete and is qualified in its entirety by reference to the Purchase and Sale Agreement, which is filed as an exhibit to this document.


ITEM 7    FINANCIAL STATEMENTS, PRO FORMA FINANCIAL INFORMATION AND
          EXHIBITS

     A)   FINANCIAL STATEMENTS OF BUSINESS ACQUIRED

          The following financial statements have not been completed as of the date of this report and will be filed as an amendment to this report as soon as practicable in accordance with Item 7 (a)(4) of Form 8-K.

               Report of Independent Public Accountants

               Statement of Revenues and Certain Expenses for the year ended December 31, 1995 and for the nine months ended September 30, 1996 and 1995.

               Notes to Financial Statements


          B)   PRO FORMA FINANCIAL INFORMATION OF REGISTRANT

               The following financial statements have not been completed as of the date of this report and will be filed as an amendment to this report as soon as practicable in accordance with Item 7 (a)(4) of Form 8-K.

               Condensed Combined Statements of Income for the nine months ended September 30, 1996 and 1995.

               Condensed Combined Balance Sheet as of
               September 30, 1996.

          C)   EXHIBITS

               2.1 Purchase and Sale Agreement dated
               October 4, 1996 between The Prudential
               Insurance Company of America a New Jersey corporation and St. Clair Square Limited
               Partnership, an Illinois limited partnership.


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                            SIGNATURE





Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned thereunto duly authorized.



                                CBL & ASSOCIATES PROPERTIES, INC.


                                         John N. Foy
                                -----------------------------
                                        John N. Foy
                                Executive Vice President,
                                Chief Financial Officer and
                                         Secretary
                                (Authorized Officer of the
                                        Registrant,
                                Principal Financial Officer and
                                Principal Accounting Officer)



Date: December 6, 1996

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                          EXHIBITS INDEX


Exhibit:

2.1       Purchase and Sale Agreement dated October 4,
          1996 between The Prudential Insurance Company of
          America a New Jersey corporation and St. Clair
          Square Limited Partnership, an Illinois limited partnership.